UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                   FORM  8-K

                                 CURRENT  REPORT

                PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                      SECURITIES  EXCHANGE  ACT  OF  1934



     DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT REPORTED):   FEBRUARY 20, 2000
                                                               -----------------




                       EQCC HOME EQUITY LOAN TRUST 1999-1
                       ----------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                                      59-3557436
        DELAWARE               333-71489              59-3567425
        --------               ---------              ----------
        (STATE OR OTHER       (COMMISSION FILE       (IRS EMPLOYER
        JURISDICTION OF        NUMBER)               IDENTIFICATION NO.)
        INCORPORATION



                        EQCC HOME EQUITY LOAN TRUST 1999-1
                            10401 DEERWOOD PARK BLVD.
                           JACKSONVILLE, FLORIDA 32256


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (904)  457-5000

ITEM  5.               OTHER  EVENTS
                       -------------

               THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       --------

(C)     EXHIBITS

99               TRUSTEE'S  REMITTANCE  REPORT  IN RESPECT OF THE FEBRUARY 2000,
                 REMITTANCE  DATE.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                    SERIES EQCC HOME EQUITY LOAN TRUST 1999-1
                    -----------------------------------------
                                   (REGISTRANT)

                        EQUICREDIT CORPORATION OF AMERICA
                        ---------------------------------
                                AS REPRESENTATIVE


DATED:     FEBRUARY  29,  2000           BY:/S/JAMES  B.  DODD
           -------------------           ---------------------
                                         NAME: JAMES  B.  DODD
                                         TITLE:VICE PRESIDENT/GENERAL COUNSEL
                                               (DULY  AUTHORIZED  OFFICER)

                                     ------
                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99     TRUSTEE'S  REMITTANCE  REPORT  IN RESPECT OF THE FEBRUARY 2000 REMITTANCE
       DATE.